Commitments, Guarantees, and Contingent Liabilities (Assets Provided as Collateral for Short-Term and Long-Term Debt Payables to Financial Institutions) (Detail) - JPY (¥) ¥ in Millions	Dec. 31, 2020	Mar. 31, 2020
Debt Disclosure [Abstract]
Lease payments, loans and investment in operating leases	¥ 146,882	¥ 198,160
Investment in securities	171,097	167,800
Property under facility operations	27,555	28,275
Other assets and other	26,013	26,982
Total	¥ 371,547	¥ 421,217